EXECUTION COPY [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. PURCHASE AGREEMENT ASSIGNMENT AND SECURITY AGREEMENT dated as of September 30, 2022 between ALLEGIANT AIR, LLC, and BANK OF UTAH, not in its individual capacity but solely as Security Trustee ___________________________________________________________________ Pre-Delivery Payment Financing of up to 20 Boeing 737 MAX Aircraft ___________________________________________________________________

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ................................................................................................. 1 Section 1.1 Certain Definitions ..................................................................................... 1 ARTICLE II SECURITY ...................................................................................................... 2 Section 2.1 Grant of Security ........................................................................................ 2 ARTICLE III COVENANTS AND REPRESENTATIONS OF THE BORROWER ........... 5 Section 3.1 Liens ........................................................................................................... 5 Section 3.2 [Intentionally Omitted] .............................................................................. 6 Section 3.3 BFE ............................................................................................................ 6 Section 3.4 [Intentionally Omitted] .............................................................................. 7 Section 3.5 Amendments to Purchase Agreement ........................................................ 7 Section 3.6 Representations .......................................................................................... 8 ARTICLE IV RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE COLLATERAL .......................................................................... 9 Section 4.1 Application of Income from the Collateral ................................................ 9 ARTICLE V EVENTS OF DEFAULT; REMEDIES OF THE SECURITY TRUSTEE UPON AN EVENT OF DEFAULT ............................................ 10 Section 5.1 Event of Default ....................................................................................... 10 Section 5.2 Remedies .................................................................................................. 12 Section 5.3 Remedies Cumulative .............................................................................. 14 Section 5.4 Discontinuance of Proceedings ................................................................ 14 Section 5.5 Waiver of Past Defaults ........................................................................... 14 ARTICLE VI DUTIES OF THE SECURITY TRUSTEE ................................................... 14 Section 6.1 Notice of Event of Default; Action Upon Event of Default .................... 14 Section 6.2 Action Upon Instructions ......................................................................... 15 Section 6.3 Indemnification ........................................................................................ 15 Section 6.4 No Duties Except as Specified in Security Agreement or Instructions ............................................................................................... 16 Section 6.5 No Action Except Under Security Agreement or Instructions ................ 16 Section 6.6 Reports, Notices, Etc................................................................................ 16

TABLE OF CONTENTS (continued) Page ii ARTICLE VII THE SECURITY TRUSTEE ......................................................................... 16 Section 7.1 Acceptance of Trusts and Duties ............................................................. 16 Section 7.2 Absence of Duties .................................................................................... 16 Section 7.3 No Representations or Warranties as to the Documents .......................... 17 Section 7.4 No Segregation of Moneys; No Interest .................................................. 17 Section 7.5 Reliance; Security Trustees; Advice of Counsel ..................................... 17 ARTICLE VIII SUCCESSOR SECURITY TRUSTEE.......................................................... 18 Section 8.1 Resignation of Security Trustee; Appointment of Successor .................. 18 ARTICLE IX SUPPLEMENTS AND AMENDMENTS TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS ............................................. 19 Section 9.1 Supplemental Security Agreements ......................................................... 19 Section 9.2 Security Trustee Protected ....................................................................... 20 Section 9.3 Documents Mailed to Lenders ................................................................. 20 ARTICLE X INVESTMENT OF SECURITY FUNDS ..................................................... 21 Section 10.1 Investment of Security Funds .................................................................. 21 Section 10.2 Liability for Losses .................................................................................. 21 ARTICLE XI MISCELLANEOUS ...................................................................................... 21 Section 11.1 Partial Security Release; Termination of Security Agreement ................ 21 Section 11.2 No Legal Title to Collateral in Lenders ................................................... 22 Section 11.3 Sale of the Collateral by Security Trustee is Binding .............................. 23 Section 11.4 Benefit of Security Agreement ................................................................ 23 Section 11.5 [Reserved] ................................................................................................ 23 Section 11.6 Notices ..................................................................................................... 23 Section 11.7 Severability .............................................................................................. 23 Section 11.8 Separate Counterparts .............................................................................. 23 Section 11.9 Successors and Assigns; Amendments and Waivers ............................... 23 Section 11.10 Headings .................................................................................................. 24 Section 11.11 Governing Law ........................................................................................ 24 Section 11.12 Normal Commercial Relations ................................................................ 24

TABLE OF CONTENTS Page i Appendix A – Definitions Exhibit A – Form of Termination and Partial Release

PURCHASE AGREEMENT ASSIGNMENT AND SECURITY AGREEMENT This PURCHASE AGREEMENT ASSIGNMENT AND SECURITY AGREEMENT (this “Security Agreement”) dated as of September 30, 2022, is between ALLEGIANT AIR, LLC, a limited liability company duly formed and validly existing under the laws of the State of Nevada (together with its successors and permitted assigns, the “Borrower”), and BANK OF UTAH, not in its individual capacity but solely as Security Trustee hereunder (herein called, together with its permitted successors and permitted assigns, the “Security Trustee”). W I T N E S S E T H: WHEREAS, the Lenders (such term and other capitalized terms used herein without definition being defined as hereinafter provided) have agreed, pursuant and subject to the terms and conditions of the Credit Agreement, to make revolving loans to the Borrower to finance PDPs made or to be made to the Manufacturer with respect to the Aircraft pursuant to the Purchase Agreement; and WHEREAS, the Borrower desires by this Security Agreement, among other things, to grant to the Security Trustee a Lien on the Collateral in accordance with the terms hereof, in trust, as security for, among other things, the Borrower’s obligations to the Lenders, for the ratable, to the extent and in the manner provided in this Security Agreement, benefit and security of the Lenders (and for the benefit of the Security Trustee); and WHEREAS, all things necessary to make this Security Agreement a legal, valid and binding obligation of the Borrower and the Security Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have occurred; NOW, THEREFORE, to secure the prompt and complete payment of, among other things, all amounts payable by the Borrower under this Security Agreement and the Credit Agreement, and the performance and observance by the Borrower of, among other things, all the agreements and covenants to be performed or observed by it for the benefit of the Lenders contained in the Operative Documents, it is hereby covenanted and agreed by and between the parties hereto as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Definitions. For all purposes of this Security Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) capitalized terms used herein have the meanings set forth in Appendix A hereto or, if not therein defined, as defined in the Credit Agreement; (b) the definitions stated in Appendix A and those stated in the Credit Agreement apply equally to both the singular and the plural forms of the terms defined;

2 (c) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Security Agreement as a whole and not to any particular article, section or other subdivision; (d) the words “including,” “including, without limitation,” “including, but not limited to,” and terms or phrases of similar import when used in this Security Agreement, with respect to any matter or thing, mean including, without limitation, such matter or thing; (e) all references herein to articles, sections, appendices and exhibits pertain to articles, sections, appendices and exhibits in or to this Security Agreement; and (f) “government” includes any instrumentality or agency thereof. ARTICLE II SECURITY Section 2.1 Grant of Security. To secure (x) the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all Secured Amounts and (y) the performance and observance by the Borrower and the Guarantor of all the agreements and covenants to be performed or observed by the Borrower and the Guarantor for the benefit of the Lenders contained in the Operative Documents and in consideration of the premises and of the covenants contained herein and in the other Operative Documents and of other good and valuable consideration given to the Borrower and the Guarantor by the Security Trustee at or before the Closing Date, the receipt of which is hereby acknowledged, the Borrower does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm unto the Security Trustee and its permitted successors and permitted assigns, for the security and benefit of the Secured Parties, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the following described properties, rights, interests and privileges whether now owned or hereafter acquired (hereinafter sometimes referred to as the “Collateral”): (a) Purchase Agreement No. 05130, dated as of December 31, 2021, between the Manufacturer and the Borrower and including certain tables, exhibits and letter agreements attached thereto, to the extent (and only to the extent) that such Purchase Agreement No. 05130 relates to the Aircraft and constitutes the “Assigned Purchase Agreement” (as defined in the Manufacturer’s Consent) (as such Purchase Agreement Number No. 05130 may be amended, supplemented further or otherwise modified from time to time in accordance with the applicable provisions thereof) (the “Purchase Agreement”); including (i) any and all rights of the Borrower to receive moneys due and to become due from, and any payments or proceeds payable to the Borrower from, the Manufacturer under or pursuant to the Purchase Agreement with respect to the Aircraft, (ii) any and all rights of the Borrower under any warranty provision arising under the Purchase Agreement with respect to the Aircraft as set forth in the Manufacturer’s Consent or any property included or to be included in the Aircraft, (iii) any and all rights of the Borrower to compel performance of the Purchase Agreement in respect of the Aircraft, (iv) the right to apply amounts representing the Equity Portion for an Aircraft and any Loans in respect of such Aircraft received by the Manufacturer against the Net Purchase Price

3 (excluding BFE) for such Aircraft and (v) to the extent permitted under the Manufacturer’s Consent and the Engine Manufacturer’s Consent, any and all rights of the Borrower to obtain data and demonstration and test flights under or pursuant to the Purchase Agreement with respect to the Aircraft; (b) the right to purchase, accept delivery of and take title to the Aircraft under the Purchase Agreement and any and all property included in the Aircraft; (c) any and all rights of the Borrower under any warranty provision arising under the General Terms Agreement with respect to the Engines included or to be included on the Aircraft; (d) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Security Trustee by or for the account of the Borrower pursuant to any term of this Security Agreement or the Credit Agreement and held or required to be held by the Security Trustee hereunder or thereunder; (e) subject to the Manufacturer’s Consent, any BFE installed on any Aircraft; and (f) all proceeds of the foregoing; PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, (i) each of the Secured Parties shall not (and shall not permit any of its Affiliates or other Person claiming by, through or under it to) take or cause to be taken any action contrary to the Borrower’s right to quiet enjoyment of the Collateral, and to possess, use, retain and control the Collateral and all revenues, income and profits derived therefrom without hindrance and (ii) except as expressly provided in the Manufacturer’s Consent, the Engine Manufacturer’s Consent, the Credit Agreement and the other Operative Documents, the Borrower shall have the right, to the exclusion of the Security Trustee and the other Secured Parties, with respect to the Manufacturer Agreements, to exercise in the Borrower’s name all rights and powers of the Borrower under the Manufacturer Agreements (including the right to amend or supplement the Manufacturer Agreements, to waive compliance with any of the terms thereof and to make elections and give directions thereunder) and to retain any recovery or benefit resulting from the enforcement of any provision of the Manufacturer Agreements. TO HAVE AND TO HOLD all and singular the Collateral unto the Security Trustee, and its permitted successors and permitted assigns, forever, in trust, upon the terms and trusts herein set forth, for the ratable, to the extent and in the manner provided in this Security Agreement, benefit, security and protection of the Secured Parties from time to time and for the other uses and purposes herein set forth, subject in each case to the terms and provisions set forth in this Security Agreement, including the priority of distribution provisions set forth in Section 4.1. It is expressly agreed that notwithstanding anything herein to the contrary, (a) the Borrower shall remain liable under the Manufacturer Agreements to perform all of its obligations thereunder, (b) the exercise by the Security Trustee of any of the rights hereunder shall not

4 release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral except to the extent that such exercise by the Security Trustee constitutes performance of such duties or obligations or otherwise waives, voids or nullifies such duties or obligations and, (c) except to the extent expressly provided herein, in the Manufacturer’s Consent or the Engine Manufacturer’s Consent, unless the Security Trustee assumes the Borrower’s rights and obligations under the Purchase Agreement or the General Terms Agreement, as the case may be, pursuant to this Security Agreement and in accordance with the Manufacturer’s Consent or Engine Manufacturer’s Consent, as applicable, or otherwise attempts to enforce any rights or remedies under the Purchase Agreement or General Terms Agreement, as applicable, the Security Trustee shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement and the Security Trustee shall not be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment secured hereunder. Further, the parties hereto expressly agree, subject, however, to the terms and conditions of this Security Agreement, the Manufacturer’s Consent and Engine Manufacturer’s Consent, that the Security Trustee shall not be entitled to exercise, and the Borrower shall be entitled to exercise, any and all of the claims, rights, powers, privileges, remedies and other benefits under or arising out of the Manufacturer Agreements unless and until an Event of Default shall have occurred and be continuing. The Lenders and the Security Trustee confirm for the benefit of the Manufacturer and Engine Manufacturer that (except as provided in the Manufacturer’s Consent and the Engine Manufacturer’s Consent) nothing contained herein shall subject either the Manufacturer or Engine Manufacturer to any liability to which it would not otherwise be subject under the relevant Manufacturers Agreements or modify in any respect their contract rights of thereunder or require the Manufacturer to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefor as provided in the Purchase Agreement. The Borrower does hereby constitute and appoint the Security Trustee the true and lawful attorney of the Borrower (which appointment is coupled with an interest) with full power (in the name of the Borrower or otherwise) (i) to ask for, require, demand and receive any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) due and to become due under or in connection with the Collateral, (ii) to endorse any checks or other instruments or orders in connection therewith, (iii) subject to the terms of the Manufacturer’s Consent, to exercise the rights of the Borrower under the Purchase Agreement with respect to the Aircraft and (iv) to file any claims or to take any action or to institute any proceeding that the Security Trustee may deem to be necessary or advisable in the premises; provided that the Security Trustee shall not exercise any such rights except during the continuance of an Event of Default. Without limiting the provisions of the foregoing, during the continuance of any Event of Default, but subject to the terms hereof and any mandatory requirements of applicable law, the Security Trustee shall have the right under such power of attorney in its discretion to file any claim or to take any other action or proceedings, either in its own name or in the name of the Borrower or otherwise, that the Security Trustee may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Security Trustee in and to the security intended to be afforded hereby. The Borrower hereby agrees that promptly on receipt thereof, except as otherwise contemplated by this Security Agreement or the Credit Agreement, it will transfer to the Security Trustee any and all moneys from time to time received by the Borrower

5 constituting part of the Collateral, for distribution by the Security Trustee pursuant to this Security Agreement. The Borrower does hereby warrant and represent that it has not sold, assigned or pledged, and hereby covenants that it will not sell, assign or pledge, so long as this Security Agreement shall remain in effect and the Lien hereof shall not have been released pursuant to the provisions hereof, any of its estate, right, title or interest hereby assigned, to any Person other than the Security Trustee, except as expressly permitted herein or in any other Operative Document (or, in the case of a prior assignment or pledge, as to which the same has been reassigned to the Borrower or released). ARTICLE III COVENANTS AND REPRESENTATIONS OF THE BORROWER Section 3.1 Liens. The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, its title thereto or any of its interest therein, including, without limitation, any of its right, title or interest in or to any Aircraft, except: (a) the respective rights of the Security Trustee and the Borrower as provided herein and in the other Operative Documents, the Lien of this Security Agreement and the rights of each Secured Party under this Security Agreement, the Credit Agreement and the other Operative Documents; (b) Lender Liens and Security Trustee Liens; (c) Liens for Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with GAAP), so long as the continuing existence of such Liens during such proceedings do not involve any material risk of the sale, forfeiture or loss of, the Collateral or any interest therein; (d) Liens arising out of any judgment or award against the Borrower with respect to which an appeal or proceeding for review is being prosecuted diligently and in good faith, so long as such Liens do not result in a material risk of the sale, forfeiture or loss of, the Collateral or any interest therein; and (e) any other Lien with respect to which the Borrower shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Security Trustee. Liens described in clauses (a) through (e) above are referred to herein as “Permitted Liens”. The Borrower shall promptly, at its own expense, take (or cause to be taken) such action as may be necessary duly to discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time with respect to the Collateral. Section 3.2 [Intentionally Omitted].

6 Section 3.3 BFE. During the continuance of an Event of Default: (a) Promptly following the Security Trustee’s written request, the Borrower shall provide to the Security Trustee a complete list of BFE that it has on contract and/or has taken delivery, including the associated purchase price for each item of BFE (subject to applicable confidentiality requirements), associated completion/delivery schedule and any other BFE related information reasonably requested by the Security Trustee (the “BFE List”). (b) In the case of any Assumed Aircraft (as such term is defined in the Manufacturer’s Consent), following the Security Trustee’s receipt of the BFE List with respect to such Assumed Aircraft, the Security Trustee shall notify the Borrower as to which of the BFE items owned by the Borrower it intends to purchase from the Borrower. If no such election to purchase BFE owned by the Borrower in respect to such Assumed Aircraft is made, the Borrower (or its designee), at its own cost, shall, promptly following receipt of written notice from the Security Trustee that the Security Trustee shall not purchase such BFE, remove (or request the removal of) any equipment which constitutes such BFE that does not cause damage to such Assumed Aircraft; provided that if the Borrower receives such notice from the Security Trustee at least 30 days prior to the date the Security Trustee (or its designee) is scheduled to purchase such Assumed Aircraft, the Borrower will cause such removal to be completed prior to such date; provided, further that the Lenders and the Security Trustee shall cooperate with, and provide reasonable assistance to (at no out-of-pocket cost or expense to the Lenders or the Security Trustee) the Borrower and the Manufacturer so as to allow each removal to be promptly completed in the manner set forth herein. (c) If the Security Trustee elects to purchase any BFE owned by the Borrower, the Borrower shall sell to the Security Trustee (or its nominee) all such BFE it has purchased in “as-is”, “where-is” condition with no warranty of any kind other than being free of any liens, claims or other encumbrances attributable to the Borrower. (d) The Borrower shall deliver to such location as the Security Trustee (or its nominee) may direct (i) a copy of the bill of sale for the BFE from the applicable supplier to the Borrower (if available) and (ii) any pertinent supporting documentation (subject to applicable confidentiality provisions), within thirty (30) days following the Security Trustee’s request for such information. (e) In respect of any BFE that is purchased by the Security Trustee pursuant to Section 3.3(c), the BFE purchase price shall be the amount paid by the Borrower for such BFE and shall be paid by netting the purchase price against any amounts then due and payable to the Lenders under the Credit Agreement, with any excess paid directly to the Borrower. (f) If requested by the Security Trustee, the Borrower shall (at no out-of- pocket cost or expense to the Borrower) use commercially reasonable efforts to assist the Security Trustee in its efforts to purchase BFE that is not owned by the Borrower from the applicable suppliers. Section 3.4 [Intentionally Omitted].

7 Section 3.5 Amendments to Purchase Agreement. The Borrower may not enter into any change order or other amendment, modification or supplement to either Manufacturer Agreements without the written consent of the Security Trustee (acting at the direction of the Majority in Interest of Lenders) if such change order, amendment, modification or supplement would: (a) […***…]; (b) […***…]; (c) […***…]; (d) […***…]; (e) result in the rescission, cancellation or termination of either Manufacturer Agreement or extend the scope of the Manufacturer’s or the Engine Manufacturer’s rights to terminate the relevant Manufacturer Agreement; (f) materially diminish the rights assigned hereunder to the Security Trustee; (g) result in the reduction or extinguishing of any warranties available to the Security Trustee or its assignees; or (h) […***…]. Upon the reasonable written request of the Security Trustee[…***…]. Section 3.6 Representations. Borrower hereby represents and warrants on the date hereof that: (a) The formula for calculating the Net Purchase Price payable by the Security Trustee (or its designee) for each Aircraft delivered to the Security Trustee (or its designee) by the Manufacturer pursuant to the Manufacturer’s Consent and the “Assigned Purchase Agreement” referenced therein is as of the Closing Date correctly set forth on Schedule 1 to the Manufacturer’s Consent […***…]. (b) Schedule II to the Credit Agreement correctly set forth for each Aircraft its model, its current “Scheduled Delivery Month” under the Purchase Agreement, the amount of PDPs paid to the Manufacturer for such Aircraft and the amount and the timing of the PDPs required to be made with respect to such Aircraft after the Closing Date. (c) Each of the Purchase Agreement and the General Terms Agreement is in full force and effect on the date hereof and the Borrower is not in default in any material respect of its material obligations thereunder. (d) All UCC filings necessary to create and perfect the security interests granted by the Borrower to the Security Trustee in respect of the Collateral under this Security Agreement shall be filed (without limiting the provisions of this clause (d) it being agreed that

8 they shall be filed by counsel to the Lenders) to the extent that such security interests can be perfected by filings under the UCC. The security interests granted to the Security Trustee pursuant to this Security Agreement in and to the Collateral constitute a perfected security interest therein superior and prior to the rights of all other Persons therein (subject to Permitted Liens not Of Record) to the extent such perfection and priority can be obtained by filings under the UCC, and the Security Trustee is entitled with respect to such perfected security interest to all the rights, priorities and benefits afforded by the UCC as enacted in any relevant jurisdiction to perfected security interests. ARTICLE IV RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE COLLATERAL Section 4.1 Application of Income from the Collateral. After an Event of Default shall have occurred and be continuing, and the unpaid principal of all Loans then outstanding and accrued interest thereon shall have become (or be deemed to be) due and payable, or a Majority in Interest of Lenders shall have instructed the Security Trustee to pursue remedies pursuant to Section 5.2, the Security Trustee shall apply any payments received (including, without limitation, any proceeds received from the Manufacturer pursuant to the Manufacturer’s Consent), any amounts then held and any amounts realized by the Security Trustee with respect to the Collateral (including, without limitation, under any lease entered into by the Security Trustee) in the following order of priority: first, so much of such payments or amounts as shall be required to reimburse the Security Trustee for any unpaid fee or out-of-pocket costs and expenses (to the extent not previously reimbursed), including reasonable compensation to the Security Trustee’s agents and counsel, and all charges, expenses, liabilities and advances reasonably incurred or made by the Security Trustee for services under this Security Agreement, shall be applied by the Security Trustee in reimbursement of such fees, costs and expenses; second, so much of such payments or amounts as shall be required to reimburse the Lenders for payments made by them to the Security Trustee pursuant to Section 6.3 (to the extent not previously reimbursed), shall be distributed to the Lenders ratably, without priority of one over any other, in the proportion that the amounts paid by each Lender bear to the amounts paid by all Lenders pursuant to such Section; third, so much of such payments or amounts as shall be required to pay to each Lender all amounts payable pursuant to the indemnification provisions of Article VI of the Credit Agreement or Section 2.3, 2.10 or 2.11 of the Credit Agreement or pursuant to any other provision of the Credit Agreement or this Security Agreement (other than amounts payable pursuant to clause “second” or “fourth” of this Section 4.1) to each Lender and remaining unpaid shall be distributed to the Lenders ratably, without priority of one over any other, in the proportion that the aggregate amount due each such Lender under this clause “third” bears to the aggregate amount due all such Lenders under this clause “third”;

9 fourth, subject to the order of priority specified in Section 2.5 of the Credit Agreement, so much of such payments or amounts as shall be required to pay in full the aggregate unpaid principal amount of the Loans then due and payable and the accrued but unpaid interest thereon to the date of distribution and Break Funding Loss, if applicable, shall be distributed to the Lenders, ratably, without priority of one Lender over any other Lender, in the proportion that the aggregate unpaid principal amount of all Loans held by each Lender, and accrued but unpaid interest thereon to the date of distribution and Break Funding Loss, if applicable, bears to the aggregate unpaid principal amount of all Loans and accrued but unpaid interest thereon to the date of distribution and Break Funding Loss, if applicable; and fifth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to, or as directed by, the Borrower. ARTICLE V EVENTS OF DEFAULT; REMEDIES OF THE SECURITY TRUSTEE UPON AN EVENT OF DEFAULT Section 5.1 Event of Default. Each of the following events shall constitute an “Event of Default” (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied: (a) the Borrower shall fail to make payment when the same shall become due of principal of, Break Funding Loss (if applicable) or interest on, the Loans, and such failure shall continue unremedied […***…]; (b) the Borrower shall fail to make payment when the same shall become due of any amount (other than amounts referred to in Section 5.1(a)) due hereunder or under the Credit Agreement, and such failure shall continue unremedied […***…]; (c) the Borrower or the Guarantor shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it under any Operative Document (other than Section 11.1(g) of the Credit Agreement), and such failure shall continue unremedied […***…]; provided that, if such failure is capable of being remedied, no such failure shall constitute an Event of Default […***…]; (d) any representation or warranty made by the Borrower or the Guarantor herein or in any other Operative Document, as applicable, shall prove to have been incorrect in any material respect at the time made, and such incorrectness shall continue to be material to the transactions contemplated by the Operative Documents and unremedied […***…]; provided that, if such incorrectness […***…] is capable of being remedied[…***…];

10 (e) the Borrower or the Guarantor shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property or shall make a general assignment for the benefit of creditors; (f) the Borrower or the Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Borrower or the Guarantor as a debtor in any such proceeding, or the Borrower or the Guarantor shall, by voluntary petition or answer, consent to or seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors under such a law; (g) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Borrower or the Guarantor (as applicable), a receiver, trustee or liquidator of the Borrower or the Guarantor, or sequestering any substantial part of the property of the Borrower or the Guarantor, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; (h) a petition against the Borrower or the Guarantor as a debtor in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any law providing for reorganization or winding up of corporations that may apply to the Borrower or the Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Borrower or the Guarantor or of any substantial part of its respective property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; (i) the Purchase Agreement […***…]; (j) the Borrower shall fail to comply with […***…] of the Credit Agreement; (j) the Security Trustee shall cease to hold a valid and perfected first priority security interest in any of the Collateral; (k) the Borrower ceases to be a Certificated Air Carrier or has its operating license suspended or revoked […***…]; or (l) the Guarantee ceases to be valid and enforceable. Section 5.2 Remedies. (a) Remedies Available. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Security Trustee (in accordance with the provisions of Article VI) may, and upon the written instructions of a Majority in Interest of Lenders, the Security Trustee shall, do one or more of the following to the extent permitted by, and subject to compliance with the mandatory requirements of, applicable law then in effect:

11 (i) declare by written notice to the Borrower the termination of all unfunded Commitments and the following amounts to be forthwith due and payable: the sum of (A) the aggregate unpaid principal amount of the Loans, plus (B) the amount of accrued but unpaid interest on the Loans, plus (C) Break Funding Loss, if applicable, plus (D) all other sums then owing by the Borrower hereunder and under the Credit Agreement, without any other presentment, demand, protest, notice or any other formality, all of which are hereby waived; provided that if an Event of Default referred to in Section 5.1(e), (f), (g) or (h) shall have occurred, then in every such case (W) the aggregate unpaid principal amount of the Loans, plus (X) the amount of accrued but unpaid interest on the Loans, plus (Y) Break Funding Loss, if applicable, plus (Z) all other sums then owing by the Borrower hereunder, under the Loans and under the Credit Agreement, shall immediately and without further act become due and payable, without presentment, demand, protest, notice or any other formality, all of which are hereby waived, and the Commitments shall immediately and without further act be terminated in full; (ii) Upon notice to the Manufacturer, to the extent permitted by law, and the Borrower and compliance with any applicable requirements set forth in the Manufacturer’s Consent, assume the rights and obligations of the Borrower under the Manufacturer Agreements with respect to any of the Aircraft; (iii) Upon compliance with any applicable requirements set forth in the Manufacturer’s Consent and Engine Manufacturer’s Consent[…***…]; (iv) Upon compliance with any applicable requirements set forth in the Manufacturer’s Consent and Engine Manufacturer’s Consent, accept delivery of and take title to any Aircraft and sell, transfer or otherwise convey, or cause to be sold, transferred or otherwise conveyed, any such Aircraft or any other Collateral, including, without limitation, any Aircraft completed and delivered under the Purchase Agreement (whether or not assumed by the Security Trustee pursuant to clause (ii) above) or under any substitute Purchase Agreement entered into by the Security Trustee pursuant to the terms of the Manufacturer’s Consent, at a public or private sale, by such advertisement or publication as the Security Trustee may reasonably determine, or otherwise dispose of, hold, use, operate, lease or keep idle any of the Collateral, all on such terms and conditions as the Security Trustee may determine, free and clear of any rights of the Borrower and of any claim of the Borrower in equity, at law or by statute, whether for loss or damage or otherwise, and without any duty to account to the Borrower except to the extent specifically provided in the Operative Documents or as required by law; or (v) exercise any other remedy of a secured party under the Uniform Commercial Code of the State of New York (whether or not in effect in the jurisdiction in which enforcement is sought). In addition, the Borrower shall be liable, without duplication of any amounts payable hereunder or under any other Operative Document, for all reasonable legal fees and other reasonable costs and expenses incurred by reason of the occurrence of any Event of Default or

12 the exercise of the Security Trustee’s remedies with respect thereto, which amounts shall, until paid, be secured by the Lien of this Security Agreement. Nothing in the foregoing shall affect the right of any Lender to receive all amounts owing to such Lender as and when the same may be due. The parties agree that the exercise of remedies under this Security Agreement, the Credit Agreement, and the other documents related thereto, is subject to other applicable law including without limitation, the UCC (as in effect in the State of New York) and, if applicable, the Bankruptcy Code, and that nothing herein derogates from the rights of the Security Trustee or the Borrower under or pursuant to such other applicable law. (b) Notice of Sale. The Security Trustee shall give the Borrower at least 10 days’ prior written notice of any public sale or of the date on or after which any private sale of the Collateral will be held, which notice the Borrower hereby agrees to the extent permitted by applicable law is reasonable notice. The Lenders acting through the Security Trustee shall be entitled to bid for and become the purchaser of any Collateral offered for sale pursuant to this Section 5.2 and to credit against the purchase price bid at such sale by such Lenders all or any part of the unpaid amounts owing to such Lenders under any Operative Document and secured by the Lien of this Security Agreement. (c) Rescission of Acceleration. At any time after the Security Trustee has declared the unpaid principal amount of all Loans then outstanding to be due and payable and prior to the sale of any part of the Collateral pursuant to this Article V, a Majority in Interest of Lenders, by written notice to the Borrower and the Security Trustee, may rescind and annul such declaration and its consequences if: (i) there has been paid to or deposited with the Security Trustee an amount sufficient to pay all overdue installments of principal of, and interest on, the Loans and all other amounts owing under this Security Agreement and the Credit Agreement, that have become due otherwise than by such declaration of acceleration and (ii) all other Events of Default, other than nonpayment of principal or interest on the Loans that have become due solely because of such acceleration, have been cured or waived. Section 5.3 Remedies Cumulative. To the extent permitted by applicable law, each and every right, power and remedy herein specifically given to the Security Trustee or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, by statute or by the Operative Documents, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Security Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Security Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

13 Section 5.4 Discontinuance of Proceedings. In case the Security Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Trustee, then and in every such case the Borrower and the Security Trustee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Security Trustee shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice). Section 5.5 Waiver of Past Defaults. Upon written instructions from a Majority in Interest of Lenders, the Security Trustee shall waive any past default hereunder and its consequences, and upon any such waiver such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Security Agreement and the other Operative Documents, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon; provided, however, that in the absence of written instructions from each of the affected Lenders, the Security Trustee shall not waive any default (i) in the payment of principal of, Break Funding Loss or interest on any Loan outstanding (other than with the consent of the holder thereof) or (ii) in respect of a covenant or provision hereof which, under Section 9.1, cannot be modified or amended without the consent of each such affected Lender. ARTICLE VI DUTIES OF THE SECURITY TRUSTEE Section 6.1 Notice of Event of Default; Action Upon Event of Default. If any payments of the principal of, and interest on, the Loans due and payable on any Payment Date, or when otherwise due and payable, shall not have been paid in full on such Payment Date or such other date, the Security Trustee shall give telephonic notice within one Business Day (followed by prompt written notice) to the Borrower and each Lender specifying the amount and nature of such deficiency in payment; provided that any failure to give such notice shall not relieve the Borrower of its obligation to make such payment. If the Security Trustee has knowledge of an Event of Default, the Security Trustee shall promptly give notice of such Event of Default to each Lender and to the Borrower by facsimile or telephone (to be promptly confirmed in writing). Subject to the terms of Article V and Section 6.3, the Security Trustee shall take such action, or refrain from taking such action, with respect to such Event of Default (including with respect to the exercise of any rights or remedies hereunder), as the Security Trustee shall be instructed in writing by a Majority in Interest of Lenders. If the Security Trustee shall not have received instructions as above provided within 20 days after the giving of notice of such Event of Default to the Lenders, the Security Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 6.1, but shall not be obligated to, take such action, or refrain from taking such action, with respect to such Event of Default as it shall reasonably determine to be advisable in the best interests of the Lenders and shall use the same degree of care and skill in connection therewith as a prudent person would use under the circumstances in the conduct of his or her own affairs; provided that the Security Trustee may not sell all or any part of the Collateral without the consent of a Majority in Interest of Lenders. For all purposes of this Security Agreement, in the absence of actual knowledge, the Security

14 Trustee shall not be deemed to have knowledge of an Event of Default unless notified in writing by the Borrower or one or more Lenders; and “actual knowledge” (as used in the foregoing clause) of the Security Trustee shall mean actual knowledge of an officer in the Corporate Trust Department of the Security Trustee; provided, however, that the Security Trustee shall be deemed to have actual knowledge of the failure of the Borrower to pay any principal or interest on the Loans directly to the Security Trustee when the same shall become due. Section 6.2 Action Upon Instructions. Subject to the terms of Article V and this Article VI, upon the written instructions at any time of a Majority in Interest of Lenders, the Security Trustee shall promptly (i) give such notice, direction, consent, waiver or approval, or exercise such right, remedy or power hereunder in respect of all or any part of the Collateral, or (ii) take such other action, as shall be specified in such instruction; it being understood that without the written instructions of a Majority in Interest of Lenders the Security Trustee shall not take any action pursuant to this Section 6.2. The Security Trustee will execute and file or cause to be filed (at the expense of the Borrower) such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral as may be specified from time to time in written instructions of a Majority in Interest of Lenders (which instructions may, by their terms, be operative only at a future date) or the Borrower. Section 6.3 Indemnification. The Security Trustee shall not be required to take any action or refrain from taking any action under Section 6.1 (other than the first two sentences thereof) or Section 6.2 or Article V unless it shall have received indemnification against any risks incurred in connection therewith in form and substance reasonably satisfactory to it, including, without limitation, adequate advances against costs that may be incurred by it in connection therewith. The Security Trustee shall not be required to take any action under Section 6.1 (other than the first two sentences thereof) or 6.2 or Article V, nor shall any other provision of this Security Agreement be deemed to impose a duty on the Security Trustee to take any action, if the Security Trustee shall have been advised in writing by outside counsel that such action is contrary to the terms hereof or is otherwise contrary to law. Section 6.4 No Duties Except as Specified in Security Agreement or Instructions. The Security Trustee shall not have any duty or obligation to manage, control, lease, use, sell, operate, store, dispose of or otherwise deal with all or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Security Agreement, except as expressly provided by the terms of this Security Agreement or the Credit Agreement or as expressly provided in written instructions received pursuant to the terms of Section 6.1 or 6.2; and no implied duties or obligations shall be read into this Security Agreement against the Security Trustee. Section 6.5 No Action Except Under Security Agreement or Instructions. The Security Trustee agrees that it will not manage, control, use, sell, lease, operate, store, dispose of or otherwise deal with all or any part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, the Security Trustee pursuant to this Security Agreement and in accordance with the express terms hereof. Section 6.6 Reports, Notices, Etc. The Security Trustee will furnish to each Lender promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands,

15 certificates, financial statements and other instruments furnished to the Security Trustee, to the extent that the same shall not have been otherwise furnished to such Lender pursuant to this Security Agreement or to the extent the Security Trustee does not reasonably believe that the same shall have been furnished by the Borrower directly to such Lender; provided that the failure of the Security Trustee to furnish each Lender with such duplicates or copies shall not impair or affect the validity of any such report, notice, request, demand, certificate, financial statement or other instrument. ARTICLE VII THE SECURITY TRUSTEE Section 7.1 Acceptance of Trusts and Duties. The Security Trustee accepts the trusts and duties hereby created and applicable to it and agrees to perform such duties, but only upon the terms of this Security Agreement and agrees to receive, handle and disburse all moneys received by it as Security Trustee constituting part of the Collateral in accordance with the terms hereof. The Security Trustee shall have no liability hereunder, except (a) for its own willful misconduct or gross negligence (or ordinary negligence, gross negligence or willful misconduct in the receipt, handling or disbursement of money) or as provided in Section 2.4 of the Credit Agreement or breach of any of its representations or warranties or covenants made in its individual capacity set forth herein or in any other Operative Document to which it is a party, (b) for the performance of its obligations under Section 2.6 of the Credit Agreement or (c) as otherwise expressly provided in this Security Agreement or the other Operative Documents. Section 7.2 Absence of Duties. Except in accordance with written instructions or requests furnished pursuant to Section 11.1(b) of the Credit Agreement and except as provided in, and without limiting the generality of, Section 6.4, the Security Trustee shall have no duty (a) to see to any recording or filing of this Security Agreement or any other document, or to see to the maintenance of any such recording or filing or (b) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Borrower’s covenants under this Security Agreement with respect to the Aircraft. Section 7.3 No Representations or Warranties as to the Documents. Except as provided in Section 7.1 of the Credit Agreement, the Security Trustee shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Security Agreement, any other Operative Document or any other document or instrument, or as to the correctness of any statement (other than a statement by the Security Trustee) contained herein or therein, except that the Security Trustee hereby represents and warrants that each of said specified documents to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf. Section 7.4 No Segregation of Moneys; No Interest. No moneys received by the Security Trustee hereunder need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Security Trustee, and, except as otherwise provided herein or as agreed by the Security Trustee, the Security Trustee shall not be

16 liable for any interest thereon; provided that any payments received or applied hereunder by the Security Trustee shall be accounted for by the Security Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Section 7.5 Reliance; Security Trustees; Advice of Counsel. The Security Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by the Security Trustee to be genuine and reasonably believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the Board of Directors of the Borrower or any Lender, certified by the Secretary or an Assistant Secretary of such party or in the case of any Lender by any authorized officer as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Security Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer of the Borrower, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In addition, notwithstanding anything to the contrary contained herein or in any Operative Document, whenever it is necessary or contemplated under or in respect of the Credit Agreement, this Security Agreement or any other Operative Document for the Lenders acting together, or a Majority in Interest of Lenders, to form an opinion or make a decision upon or consent to any matter, including without limitation under Article V or VI hereof, or to give instructions or other directions of any kind or nature to the Security Trustee, the Security Trustee may for all purposes hereof conclusively rely on a certificate, signed by an officer of the Facility Agent, as to such opinion, decision, consent, instructions or directions, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to the Borrower upon request such information and copies of such documents as the Security Trustee may have and as are necessary for the Borrower to perform its duties under Article II and Article III; provided that the failure of the Security Trustee to furnish such information or documents shall not affect the Borrower’s obligations hereunder or under the Credit Agreement. The Security Trustee shall assume, and shall be fully protected in assuming, that the Borrower is authorized to enter into this Security Agreement and to take all actions permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Borrower with respect thereto. In the administration of the trusts hereunder, the Security Trustee may execute any trust or power hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Security Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons’ area of competence (so long as the Security Trustee shall have exercised reasonable care in selecting such persons).

17 ARTICLE VIII SUCCESSOR SECURITY TRUSTEE Section 8.1 Resignation of Security Trustee; Appointment of Successor. (a) The resignation or removal of the Security Trustee and the appointment of a successor Security Trustee shall become effective only upon the successor Security Trustee’s acceptance of appointment as provided in this Section 8.1. The Security Trustee or any successor thereto may resign at any time without cause by giving at least 60 days’ prior written notice to the Borrower and each Lender. In addition, either the Borrower (so long as no Event of Default shall have occurred and be continuing) or a Majority in Interest of Lenders (with the consent of the Borrower, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if an Event of Default is continuing) may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Security Trustee, each Lender and (in the case of a removal by a Majority in Interest of Lenders) the Borrower. In the case of the resignation or removal of the Security Trustee, the Borrower (unless an Event of Default shall have occurred and be continuing, in which case a Majority in Interest of Lenders) shall promptly appoint a successor Security Trustee; provided that a Majority in Interest of Lenders (with the consent of the Borrower, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if an Event of Default is continuing) may appoint, within one year after such resignation or removal, a successor Security Trustee, which may be other than any successor Security Trustee appointed by the Borrower as provided above, so long as such other successor is (so long as no Event of Default shall have occurred and be continuing) reasonably satisfactory to the Borrower, and such successor Security Trustee appointed as provided above shall be superseded by the successor Security Trustee so appointed by a Majority in Interest of Lenders. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation as provided above, the retiring Security Trustee, the Borrower or any Lender may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the proviso to the second preceding sentence within one year from the date of the appointment by such court. (b) Any successor Security Trustee, however appointed, shall execute and deliver to the Borrower, each Lender and the predecessor Security Trustee an instrument accepting such appointment and assuming the obligations hereunder, and thereupon such successor Security Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Security Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Security Trustee herein; but nevertheless, upon the written request of such successor Security Trustee, such predecessor Security Trustee shall execute and deliver an instrument transferring to such successor Security Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Security Trustee, and such predecessor Security Trustee shall duly assign, transfer, deliver and pay over to such successor Security

18 Trustee all moneys or other property (including all books and records, or true, complete and correct copies thereof) then held by such predecessor Security Trustee hereunder. (c) Any successor Security Trustee, however appointed, shall be a Citizen of the United States (as defined in Subtitle VII of Title 49 of the United States Code) and shall also be a bank or trust company having a combined capital and surplus of at least […***…] or a bank or trust company whose obligations are guaranteed by a bank or trust company having a combined capital and surplus of at least […***…] or a corporation with a net worth of at least […***…]. (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all of the corporate trust business of the Security Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Security Trustee under this Security Agreement without further act. ARTICLE IX SUPPLEMENTS AND AMENDMENTS TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS Section 9.1 Supplemental Security Agreements. With the written consent of a Majority in Interest of Lenders, the Borrower may, and the Security Trustee, subject to Section 9.2, shall, at any time and from time to time, enter into an amendment or amendments hereto or to any other Operative Document for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Security Agreement or such other Operative Document or of modifying in any manner the rights and obligations of the Lenders and of the Borrower under this Security Agreement or such other Operative Document; provided, however, that, without the consent of each Lender affected thereby, no such amendment shall: (1) change the Commitment Termination Date or the Maturity Date, change the Commitment of any Lender, change the dates or amounts of payment of any Break Funding Loss or interest on the Loans, or reduce the principal of, Break Funding Loss, or interest on, the Loans, or change to a location outside the United States the place of payment where, or the coin or currency in which, the principal amount of, or interest on, the Loans is payable; (2) create any Lien with respect to the Collateral except such as are permitted by this Security Agreement, or deprive any Lender of the benefit of the Lien on the Collateral created by this Security Agreement (including by way of any amendment to Section 3.5(c) hereof); (3) change the definition of “Majority in Interest of Lenders” so as to reduce the percentage of the outstanding principal amount of the Loans, the consent of whose holders is required for any such amendment, or the consent

19 of whose holders is required for any waiver of compliance with certain provisions of this Security Agreement, or of certain defaults hereunder and their consequences provided for in this Security Agreement; (4) modify any provisions of this Section 9.1, except to provide that certain other provisions of this Security Agreement cannot be modified or waived without the consent of each Lender affected thereby; (5) adversely affect any indemnities in favor of such Lender; or (6) change the […***…] or […***…] (each as defined in the Manufacturer’s Consent). Section 9.2 Security Trustee Protected. If in the opinion of the Security Trustee any document required to be executed pursuant to the terms of Section 9.1 adversely affects any right, duty, immunity or indemnity in favor of the Security Trustee under this Security Agreement or the other Operative Documents, the Security Trustee may in its discretion decline to execute such document. Section 9.3 Documents Mailed to Lenders. Promptly after the execution by the Security Trustee of any document entered into pursuant to this Article IX, the Security Trustee shall mail, by first class mail (air mail in the case of international), postage prepaid, or by electronic mail, a conformed copy thereof to each Lender at the address or email address provided for such Lender on Schedule I to the Credit Agreement or at such other address or email address as may be specified by such Lender pursuant to the Credit Agreement, but the failure of the Security Trustee to mail such conformed copies shall not impair or affect the validity of such document. ARTICLE X INVESTMENT OF SECURITY FUNDS Section 10.1 Investment of Security Funds. Any monies paid to or retained by the Security Trustee that are required to be paid to the Borrower or applied for the benefit or at the direction of the Borrower (including, without limitation, amounts payable to the Borrower under Sections 2.8(b)(y), 2.8(c) and 2.8(d) of the Credit Agreement), but which the Security Trustee is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Borrower or applied as provided herein, be invested by the Security Trustee at the written authorization and direction of the Borrower (or the Security Trustee if an Event of Default is continuing) from time to time at the sole expense and risk of the Borrower in Permitted Investments. There shall be promptly remitted to the Borrower any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless an Event of Default shall have occurred and be continuing. If an Event of Default shall have occurred and be continuing, the Security Trustee shall hold any such gain as security for the obligations of the Borrower hereunder and apply it against such obligations as and when due, and at such time as

20 there shall not be continuing any such Event of Default, such amount, to the extent not previously so applied against the Borrower’s obligations, shall be paid to the Borrower. Section 10.2 Liability for Losses. Except to the extent provided in Section 7.1, the Security Trustee in its individual capacity shall not be liable for any loss relating to a Permitted Investment made in accordance with instructions received by it pursuant to this Article X. The Borrower will promptly pay to the Security Trustee, on demand, the amount of any loss for which the Security Trustee is not liable realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment). ARTICLE XI MISCELLANEOUS Section 11.1 Partial Security Release; Termination of Security Agreement. (a) So long as no Event of Default has occurred and is continuing, the security interest created hereby in all Collateral relating to a particular Aircraft shall be promptly released by the Security Trustee (any such release pursuant to this Section 11.1(a), a “Partial Security Release”) either (x) upon written request when no Loan has been drawn in respect of such Aircraft (and no Borrowing Notice has been issued in respect of such Aircraft) or (y) when the outstanding principal amount of the Loans associated with such Aircraft have been paid in full, together with all accrued interest thereon to the date of such payment, Break Funding Loss (if applicable), and all other amounts then due and payable under this Security Agreement and the Credit Agreement (such amount with respect to any Aircraft, its “Prepayment Amount”); provided that if the Borrower deposits an amount equal to the Prepayment Amount for such Aircraft with the Security Trustee pursuant to Section 2.8(b), 2.8(c) or 2.8(d) of the Credit Agreement, then such Prepayment Amount shall be deemed to have been paid by the Borrower for purposes of this Section 11.1(a) on the date of such deposit, and such Partial Security Release shall instead be effected by the Security Trustee on the date of such deposit. Upon such Partial Security Release with respect to an Aircraft, the following shall automatically occur with no further act by the Borrower, the Facility Agent, the Lenders or the Security Trustee: (i) such Aircraft (a “Released Aircraft”) and related Collateral shall no longer constitute Collateral for any purpose hereunder or under the other Operative Documents, (ii) the Collateral granted hereunder shall exclude Borrower’s rights and interest in the applicable Manufacturer’s Agreement to the extent it relates to such Released Aircraft, (iii) such Released Aircraft shall cease to be an Aircraft for purposes of the Operative Documents, and (iv) the terms “Purchase Agreement” and “General Terms Agreement” shall be deemed no longer to relate to such Released Aircraft. In order to effect and evidence such release, the Security Trustee shall execute and deliver to the Borrower a termination and partial release substantially in the form of Exhibit A hereto and a UCC financing statement amendment removing such Released Aircraft and its related Collateral from the Collateral subject to the Lien of this Security Agreement, together with such other documents as the Borrower (or any of Borrower’s lenders or lessors with respect to such Released Aircraft) shall reasonably request in order to release and reassign to the Borrower (or its designee), against receipt but without any recourse, warranty or

21 representation whatsoever, all the rights and interests of the Security Trustee on behalf of the Lenders in the Collateral consisting of or relating to such Released Aircraft. (b) Except in the case of an Aircraft that becomes a Released Aircraft, the Liens in respect of which shall be terminated in accordance with Section 11.1(a), upon the payment in full of the principal of, Break Funding Loss, if applicable, and interest on, all Loans then outstanding and of all other amounts then due and owing under this Security Agreement and the Credit Agreement and the final termination in full of the Commitment of each Lender, the Security Trustee shall, upon the written request of the Borrower, execute and deliver to, or as directed in writing by, and at the expense of, the Borrower an appropriate instrument (in due form for recording) releasing the balance of the Collateral from the Lien of this Security Agreement, whereupon this Security Agreement and the trusts created hereby shall terminate and this Security Agreement shall be of no further force or effect. (c) Except as otherwise provided in Sections 11.1(a) and (b), this Security Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof. Section 11.2 No Legal Title to Collateral in Lenders. The Lenders shall not have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any right, title and interest of a Lender in and to the Collateral or this Security Agreement shall operate to terminate this Security Agreement or the trusts hereunder or entitle any Lender or successor or transferee of such Lender to an accounting or to the transfer to it of legal title to any part of the Collateral. Section 11.3 Sale of the Collateral by Security Trustee is Binding. Any sale or other conveyance of all or any part of the Collateral or any interest therein by the Security Trustee made pursuant to the terms of this Security Agreement shall bind the Lenders and the Borrower, and shall be effective to transfer or convey all right, title and interest of the Security Trustee, the Borrower and the Lenders in and to such Collateral or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lenders. Section 11.4 Benefit of Security Agreement. Nothing in this Security Agreement, whether express or implied, shall be construed to give to any Person other than the Borrower, the Security Trustee, the Facility Agent and the Lenders (and their respective permitted successors and assigns) any legal or equitable right, remedy or claim under or in respect of this Security Agreement. Section 11.5 [Reserved]. Section 11.6 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by means of communication permitted by Section 12.1 of the Credit Agreement and any such notice shall be effective when delivered to

22 the recipient thereof and confirmed, as applicable, in accordance with the provisions of such Section 12.1. Section 11.7 Severability. To the extent permitted by applicable law, should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 11.8 Separate Counterparts. This Security Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement, but all of such counterparts together shall constitute one instrument. Section 11.9 Successors and Assigns; Amendments and Waivers. All covenants and agreements contained herein and in the other Operative Documents shall be binding upon, and inure to the benefit of, the Borrower and its permitted successors and assigns, the Security Trustee and its permitted successors and permitted assigns and the Lenders and their permitted successors and registered assigns, all as herein provided; provided that the Security Trustee shall not have the right to assign its rights, in whole or in part, in and to the Purchase Agreement or the General Terms Agreement (including the Engine Manufacturer’s Consent) to any Person, unless the Borrower has provided its prior written consent to such assignment; provided, further that such consent shall not be required at any time during the continuance of an Event of Default. Any request, notice, direction, consent, waiver or other instrument or action by a Lender shall be binding upon such Lender and the permitted successors and assigns of such Lender. Any amendment or waiver effected in accordance with Article IX shall be binding upon each present and any subsequent Lender and the Security Trustee. Section 11.10 Headings. The headings of the various articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Section 11.11 Governing Law. THIS SECURITY AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK, AND THIS SECURITY AGREEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. Section 11.12 Normal Commercial Relations. Anything contained in this Security Agreement to the contrary notwithstanding, the Borrower, any Lender or the Security Trustee or any Affiliate of the Borrower, any Lender or the Security Trustee may enter into commercial banking or other financial transactions with each other and conduct banking or other commercial relationships with each other, fully to the same extent as if this Security Agreement were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment and Security Agreement to be duly executed by their respective officers, as the case may be, thereunto duly authorized, as of the day and year first above written. ALLEGIANT AIR, LLC By: Name: Title: Address: 1201 North Town Center Drive Las Vegas, Nevada 89144 Attn: Mr. Robert Neal, Sr.Vice President Corporate Finance and Treasurer Telephone: (702) 830-8039 Email: DebtServicing@AllegiantAir.com BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: Name: Title: Address: 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Services Email: corptrust@bankofutah.com

EXHIBIT A Page 1 Exhibit A to Security Agreement Form of Termination and Partial Release This TERMINATION AND PARTIAL RELEASE is dated as of [ ], 202[ ], by BANK OF UTAH, not in its individual capacity but solely as Security Trustee (the “Security Trustee”) in favor of ALLEGIANT AIR, LLC (the “Borrower”). RECITALS WHEREAS, the Security Trustee and the Borrower are parties to the Purchase Agreement Assignment and Security Agreement dated as of ____________ __, 2022 (the “Security Agreement”), pursuant to which the Borrower granted a security interest in favor of the Security Trustee in the Collateral (as defined therein); WHEREAS, Section 11.1(a) of the Security Agreement contemplates that the security interest created thereunder in all Collateral relating to a particular Aircraft shall be released by the Security Trustee when the outstanding principal amount of the Loans associated with such Aircraft have been paid in full, together with all accrued interest thereon to the date of such payment, Break Funding Loss (if applicable), and all other amounts then due and payable under the Security Agreement and the Credit Agreement (the “Release Conditions”); WHEREAS, the Borrower has satisfied the Release Conditions with respect to [each][the] Aircraft identified below ([each, a][the] “Released Aircraft”): Airframe Model and Tail Number Engines [_______] [ ] [___________] WHEREAS, capitalized terms not otherwise defined herein are used herein with the same meanings ascribed to such terms in the Security Agreement; NOW, THEREFORE, in consideration of the foregoing: 1. The Security Trustee hereby terminates, releases and discharges the security interest and mortgage lien granted under the Security Agreement in and to all Collateral insofar and only insofar as such Collateral relates to [each of] the Released Aircraft and reassigns all of its right, title and interest in and to such Collateral to the Borrower without any recourse, warranty or representation whatsoever. 2. The Security Trustee hereby agrees that [each of] the Released Aircraft shall no longer constitute “Aircraft” for purposes of the Operative Documents and the terms “Purchase Agreement” and “General Terms Agreement” shall no longer relate to such Released Aircraft.

EXHIBIT A Page 2 3. The Security Trustee agrees that on or prior to the date hereof it will file or cause to be filed one or more UCC-3 amendment statements removing the Collateral relating to [each of] the Released Aircraft in each jurisdiction in which a UCC financing statement covering such Released Aircraft was filed pursuant to the Security Agreement. IN WITNESS WHEREOF, the Security Trustee has caused this Termination and Partial Release to be duly executed by its officer, thereunto duly authorized, as of the day and year first above written. BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: Name: Title: